EXHIBIT 10.74

                                 AMENDMENT NO. 1

                                  MEDICON, INC.
                        TIME ACCELERATED RESTRICTED STOCK
                        OPTION PLAN FOR CERTAIN EMPLOYEES
                        ---------------------------------


          WHEREAS, Medicon, Inc. (the "Corporation") adopted the Medicon, Inc.

Time Accelerated Restricted Stock Option Plan for Certain Employees (the

"Plan"), effective October 28, 1994; and

          WHEREAS, Section 7.1 of the Plan provides that the Compensation

Committee (the "Committee") appointed by the Board of Directors of the

Corporation may amend the Plan, and that certain amendments such as amendments that increase the number of shares of common stock in respect of which options may be issued are subject to shareholder approval; and

          WHEREAS, the Board of Directors of the Corporation (including the members of the Committee acting both in their capacity as Board members and

Committee members) and the shareholders of the Corporation each have resolved to amend the Plan in unanimous written consents dated as of September 6, 1995 (the

"Amendment Date"), as set forth herein.

          NOW, THEREFORE, the Plan hereby is amended, effective as of the

Amendment Date as follows:

          By substituting the following for the first sentence of Section 4.1 of the Plan:

               "Subject to Section 11 (relating to adjustments upon changes in capitalization), the



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     aggregate number of shares of Stock (as defined in Section 5) that may be acquired under the Plan by all eligible individuals pursuant to options granted hereunder shall not exceed 868,074 shares, and the aggregate number of shares that may be acquired by any one individual pursuant to options granted hereunder shall not exceed 434,037 shares."

               Except as hereby expressly amended and modified, the terms and provisions of the Plan shall remain in full force and effect.

               IN WITNESS WHEREOF, the Corporation has caused this Amendment No.

1 to be executed as of the Amendment Date.


                                             MEDICON, INC.


                                             By: /s/
                                               _____________________________
                                               Name:
                                               Title: